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                                                                    EXHIBIT 23.2



The Board of Directors
WebProject Incorporated:



We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG LLP

Atlanta, Georgia
July 14, 2000